SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 27, 2004
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8 Cambridge Center, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Item 5. Other Events
Item 7. Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE (DEBT REPURCHASES)
EX-99.2 PRESS RELEASE (FINANCIAL RESULTS)

Item 5. Other Events

     On April 27, 2004, we announced that we have repurchased, in several individually negotiated transactions, an aggregate of $56.4 million in principal amount of our 5 1/2% Convertible Subordinated Notes due 2007 for a total of $58.5 million in cash, including amounts used for payments of accrued interest. The full text of the press release issued in connection with the announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Exhibits

     See Exhibit Index following the Signature Page of this Current Report on Form 8-K.

Item 12. Disclosure of Results of Operations and Financial Condition

     On February 4, 2004, Akamai Technologies, Inc. announced its financial results for the year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004	AKAMAI TECHNOLOGIES, INC.
	By:	/s/ Robert Cobuzzi
Robert Cobuzzi, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 27, 2004

99.2	Press release dated April 28, 2004